As filed with the Securities and Exchange Commission on January 7, 2008

Registration No. 333-147370

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2
TO
FORM S-4
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933

MarkWest Energy Partners, L.P.
(Exact name of registrant as specified in its charter)

Delaware	1311	27-0005456
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

1515 Arapahoe Street
Tower 2, Suite 700
Denver, Colorado 80202
(303) 925-9200
(Address, including zip code, and telephone number,
including area code, of registrant's principal executive offices)

Andrew L. Schroeder
1515 Arapahoe Street
Tower 2, Suite 700
Denver, Colorado 80202
(303) 925-9200
(Name, address, including zip code, and telephone number,
including area code, of agent for service)

Copies to:

C. Corwin Bromley, Esq. MarkWest Hydrocarbon, Inc. 1515 Arapahoe Street Tower 2, Suite 700 Denver, Colorado 80202 (303) 925-9200	Michael J. Swidler, Esq. Vinson & Elkins L.L.P. 666 Fifth Avenue 26th Floor New York, New York 10103 (212) 237-0000	George A. Hagerty, Esq. Hogan & Hartson LLP One Tabor Center, Suite 1500 1200 Seventeenth Street Denver, Colorado 80202 (303) 899-7300

        Approximate date of commencement of proposed sale of the securities to the public:    As soon as practicable after the effective date of this registration statement and the effective time of the redemption and merger pursuant to the redemption and merger agreement described in the enclosed joint proxy statement/prospectus.

        If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. ☐

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

        The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.    Indemnification of Directors and Officers.

        Section 17-108 of the Delaware Revised Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other person from and against all claims and demands whatsoever. The partnership agreement of MarkWest Energy Partners, L.P. provides that, in most circumstances, the Partnership will indemnify the following persons, to the fullest extent permitted by law, from and against all losses, claims, damages or similar events:

  •
  the general partner;

  •
  any departing general partner;

  •
  any person who is or was an affiliate of the general partner or any departing general partner;

  •
  any person who is or was a member, partner, officer, director employee, agent or trustee of the general partner or any departing general partner or any affiliate of the general partner or any departing general partner; or

  •
  who is or was serving at the request of the general partner or any departing general partner or any affiliate of the general partner or any departing general partner as an officer, director, employee, member, partner, agent or trustee of another person.

        Any indemnification under these provisions will only be out of the Partnership's assets. The general partner and its affiliates will not be personally liable for, or have any obligation to contribute or loan funds or assets to the Partnership to enable us to effectuate, indemnification. The Partnership may purchase insurance against liabilities asserted against and expenses incurred by persons for its activities, regardless of whether the Partnership would have the power to indemnify the person against liabilities under the partnership agreement.

Item 21. Exhibits and Financial Statement Schedules

Exhibit Number	Description

2.1(1)	Purchase Agreement dated as of March 24, 2003, among PNG Corporation, Energy Spectrum Partners LP, MarkWest Texas GP, L.L.C., MW Texas Limited, L.L.C. and MarkWest Energy Partners, L.P.
2.2(1)
Plan of Merger entered into as of March 28, 2003, by and among MarkWest Blackhawk L.P., MarkWest Pinnacle L.P., MarkWest PNG Utility L.P., MarkWest Texas PNG Utility L.P., Pinnacle Natural Gas Company, Pinnacle Pipeline Company, PNG Transmission Company, PNG Utility Company and Bright Star Gathering, Inc.
2.3(2)
Asset Purchase and Sale Agreement dated as of November 18, 2003 by and between American Central Western Oklahoma Gas Company, L.L.C., MarkWest Western Oklahoma Gas Company, L.L.C. and American Central Gas Technologies, Inc.
2.4(3)
Purchase and Sale Agreement, dated as of November 7, 2003, by and between Shell Pipeline Company, LP and Equilon Enterprises L.L.C., dba Shell Oil Products US, and MarkWest Michigan Pipeline Company, L.L.C.
2.5(4)
Asset Purchase and Sale Agreement and addendum, thereto, dated as of July 1, 2004, by and between American Central Eastern Texas Gas Company Limited Partnership, ACGC Gathering Company, L.L.C. and MarkWest Energy East Texas Gas Company L.P.

2.6(5)	Purchase and Sale Agreement effective as of January 1, 2005 between MarkWest Energy Partners L.P. and Enterprise Products Operating L.P.
2.7(6)	Purchase and Sale Agreement (Javelina) dated as of September 16, 2005 by and between MarkWest Energy Partners and El Paso Corporation.
2.8(6)	Purchase and Sale Agreement (Javelina) dated as of September 16, 2005 by and between MarkWest Energy Partners, Kerr-McGee Corporation, KM Investment Corporation and Javelina Holdings Corporation.
2.9(6)	Purchase and Sale Agreement (Javelina) dated as of September 16, 2005 by and between MarkWest Energy Partners, Valero Energy Corp. and Valero Javelina, L.P.
2.10(24)	Agreement and Plan of Redemption and Merger dated as of September 5, 2007 by and among MarkWest Hydrocarbon, Inc., MarkWest Energy Partners, L.P. and MWEP, L.L.C.
3.1(7)	Certificate of Limited Partnership of MarkWest Energy Partners, L.P.
3.2(8)	Amended and Restated Agreement of Limited Partnership of MarkWest Energy Partners, L.P. dated as of May 24, 2002.
3.3(10)	Amendment No. 1 to Amended and Restated Limited Partnership Agreement of MarkWest Energy Partners, L.P. dated as of December 31, 2004.
3.4(11)	Amendment No. 2 to Amended and Restated Limited Partnership Agreement of MarkWest Energy Partners, L.P. dated as of June 10, 2005.
3.5(8)	Amended and Restated Limited Liability Company Agreement of MarkWest Operating Company, L.L.C. dated as of May 24, 2002.
4.1(15)
Indenture dated as of July 6, 2006 among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, as Issuers, the subsidiaries named therein, as Subsidiary Guarantors, and Wells Fargo Bank, National Association, as Trustee.
4.2(13)
Indenture dated as of October 25, 2004 by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, as Issuers, the Subsidiaries named therein, as Subsidiary Guarantors, and Wells Fargo Bank, National Association, as Trustee.
4.2(14)
First Supplemental Indenture dated as of February 2, 2005 among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as Trustee.
4.3(16)
Second Supplemental Indenture dated as of January 17, 2006 by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, as Issuers, the subsidiaries named therein, as Guarantors, and Wells Fargo Bank National Association, as Trustee.
5.1**	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered.
8.1**	Opinion of Vinson & Elkins L.L.P. as to certain tax matters.
8.2**	Opinion of Hogan & Hartson LLP as to certain tax matters.
10.1(8)
Credit Facility dated as of May 20, 2002, among MarkWest Energy Operating Company, L.L.C., as the Borrower, MarkWest Energy Partners, L.P., as a Guarantor, Bank of America, N.A., as Administrative Agent, and the Lenders party thereto, to the $60,000,000 Senior Credit Facility.

10.2(2)
Amended and Restated Credit Agreement dated as of December 1, 2003, among MarkWest Energy Operating Company, L.L.C., as Borrower, MarkWest Energy Partners, L.P., as Guarantor, Royal Bank of Canada, as Administrative Agent, Bank One, NA, as Syndication Agent, and Fortis Capital Corp., as Documentation Agent, to the $140,000,000 Senior Credit Facility.
10.3(4)
Second Amended and Restated Credit Agreement dated as of July 30, 2004 among MarkWest Energy Operating Company, L.L.C., as Borrower, MarkWest Energy Partners, L.P., as Guarantor, Royal Bank of Canada, as Administrative Agent, Fortis Capital Corp., as Syndication Agent, Bank One, NA, as Documentation Agent and Societe Generale, as Documentation Agent, to the $315,000,000 Senior Credit Facility.
10.4(4)
First Amendment to the Second Amended and Restated Credit Agreement dated as of August 20, 2004, among MarkWest Energy Operating Company, L.L.C., as Borrower, MarkWest Energy Partners, L.P., as Guarantor, Royal Bank of Canada, as Administrative Agent, Fortis Capital Corp., as Syndication Agent, Bank One, NA, as Documentation Agent, and Societe Generale, as Documentation Agent.
10.5(17)
Third Amended and Restated Credit Agreement dated as of October 25, 2004 among MarkWest Energy Operating Company, L.L.C., as Borrower, MarkWest Energy Partners, L.P., as Guarantor, Royal Bank of Canada, as Administrative Agent, Bank One, NA, as Syndication Agent, Fortis Capital Corp., as Documentation Agent, U.S. Bank National Association, as Documentation Agent, Societe Generale, as Documentation Agent, and Wachovia Bank, National Association, as Documentation Agent, the lenders party thereto, RBC Capital Markets and J.P. Morgan Securities Inc., as Lead Arrangers and Joint Bookrunners, to the $200,000,000 Senior Credit Facility.
10.6(18)
Fourth Amended and Restated Credit Agreement dated as of November 1, 2005 among MarkWest Operating Company, L.L.C., as the Borrower, MarkWest Energy Partners, L.P., as a Guarantor, Royal Bank of Canada, as Administrative Agent, J.P. Morgan Chase Bank, N.A., as Co-Syndication Agent, Societe Generale, as Co-Documentation Agent, Wachovia Bank, National Association, as Co-Documentation Agent, the lenders party thereto and RBC Capital Markets as Sole Lead Arranger and Bookrunner, to the $100,000,000 Revolver Facility and the $400,000,000 Term Loan.
10.7(12)
Fifth Amended and Restated Credit Agreement dated as of December 29, 2005, among MarkWest Energy Operating Company, L.L.C., as Borrower, MarkWest Energy Partners, L.P., as Guarantor, Royal Bank of Canada, as Administrative Agent, Bank One, NA, as Syndication Agent, Fortis Capital Corp., as Documentation Agent, U.S. Bank National Association, as Documentation Agent, Societe Generale, as Documentation Agent, Wachovia Bank, National Association, as Documentation Agent, the lenders party thereto and RBC Capital Markets and J.P. Morgan Securities Inc., as Lead Arrangers and Joint Bookrunners, to the $615,000,000 Senior Credit Facility.
10.8(8)	MarkWest Energy Partners, L.P. Long-Term Incentive Plan.
10.9(8)	First Amendment to MarkWest Energy Partners, L.P. Long-Term Incentive Plan.
10.10(8)	Omnibus Agreement dated of May 24, 2002, among MarkWest Hydrocarbon, Inc.; MarkWest Energy GP, L.L.C.; MarkWest Energy Partners, L.P.; and MarkWest Energy Operating Company, L.L.C.

10.11(8)†	Fractionation, Storage and Loading Agreement dated as of May 24, 2002, between MarkWest Energy Appalachia, L.L.C. and MarkWest Hydrocarbon, Inc.
10.12(8)†	Gas Processing Agreement dated as of May 24, 2002, between MarkWest Energy Appalachia, L.L.C. and MarkWest Hydrocarbon, Inc.
10.13(8)†	Pipeline Liquids Transportation Agreement dated as of May 24, 2002, between MarkWest Energy Appalachia, L.L.C. and MarkWest Hydrocarbon, Inc.
10.14(8)	Natural Gas Liquids Purchase Agreement dated as of May 24, 2002, between MarkWest Energy Appalachia, L.L.C. and MarkWest Hydrocarbon, Inc.
10.15(9)	Gas Processing Agreement (Maytown) dated as of May 28, 1999, between Equitable Production Company and MarkWest Hydrocarbon, Inc.
10.16(9)	Amendment to Gas Processing Agreement (Maytown) dated as of March 26, 2002, between Equitable Production Company and MarkWest Hydrocarbon, Inc.
10.17(19)	Services Agreement dated as of January 1, 2004 between MarkWest Energy GP, L.L.C. and MarkWest Hydrocarbon, Inc.
10.18(20)	Office Lease Agreement dated April 19, 2006 between MarkWest Energy Partners, L.P. and Park Central Property, L.L.C.
10.19(21)†	Gas Gathering Agreement dated as of May 1, 2006 between MarkWest Pinnacle, L.P. and Chesapeake Exploration Limited Partnership.
10.20(24)	Exchange Agreement dated as of September 5, 2007, by and among MarkWest Hydrocarbon, Inc., MarkWest Energy Partners, L.P. and MarkWest Energy, GP L.L.C.
10.21**	Form of Registration Rights Agreement dated as of September 5, 2007 by and among MarkWest Energy Partners, L.P., John M. Fox and MWHC Holding, Inc.
10.22(24)	Class B Membership Interest Contribution Agreement dated as of September 5, 2007 by and among MarkWest Energy Partners, L.P. and the sellers named therein.
10.23(25)	Amended and Restated Class B Membership Interest Contribution Agreement dated as of October 26, 2007.
10.24**	Form of Registration Rights Agreement dated as of September 5, 2007 by and among MarkWest Energy Partners, L.P. and the holders named therein.
10.25(26)	Executive Employment Agreement with Frank M. Semple dated September 5, 2007.
10.26(26)	Form of Executive Employment Agreement with the named executive officers dated September 5, 2007.
16.1(22)	Changes in registrant's certifying accountants. MarkWest Energy Partners, L.P. dismissed PricewaterhouseCoopers LLP as its independent accountants.
16.2(23)
Changes in registrant's certifying accountants. MarkWest Energy Partners, L.P. dismissed KPMG LLP as the Partnership's independent registered public accounting firm and engaged Deloitte & Touche LLP as its new independent registered public accounting firm.
23.1**	Consent of KPMG LLP.
23.2**	Consent of PricewaterhouseCoopers LLP.
23.3**	Consent of Deloitte & Touche LLP.

23.4**	Consent of KPMG LLP.
23.5**	Consent of Deloitte & Touche LLP.
23.6**	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto).
23.7**	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 8.1 hereto).
23.8**	Consent of Hogan & Hartson LLP (contained in Exhibit 8.2 hereto).
24.1**	Power of Attorney (contained in the signature pages hereto).
99.1**	Consent of Lehman Brothers Inc.
99.2**	Consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated.
99.3*	Form of Proxy for Holders of MarkWest Hydrocarbon, Inc. Common Stock.
99.4*	Form of Proxy for Holders of MarkWest Energy Partners, L.P. Common Units.
99.5*	Form of Election Form.
99.6*	Form of Notice of Guaranteed Delivery.

*
Filed herewith

**
Previously filed

†
Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of these exhibits. Omitted material for which confidential treatment has been requested has been filed separately with the Securities and Exchange Commission

(1)
Incorporated by reference to the Current Report on Form 8-K filed April 14, 2003

(2)
Incorporated by reference to the Current Report on Form 8-K filed December 16, 2003.

(3)
Incorporated by reference to the Current Report on Form 8-K filed December 31, 2003.

(4)
Incorporated by reference to the Current Report on form 8-K/A filed September 13, 2004.

(5)
Incorporated by reference to the Current Report on Form 8-K filed April 6, 2005.

(6)
Incorporated by reference to the Current Report on Form 8-K filed September 21, 2005.

(7)
Incorporated by reference to the Form S-1 Registration Statement filed January 31, 2002.

(8)
Incorporated by reference to the Current Report on Form 8-K filed June 7, 2002.

(9)
Incorporated by reference to Form S-1/A Registration Statement No. 333-81780 filed May 17, 2002.

(10)
Incorporated by reference to the Registrant's Current Report on Form 8-K filed January 6, 2005.

(11)
Incorporated by reference to the Current Report on Form 8-K filed June 15, 2005.

(12)
Incorporated by reference to the Current Report on Form 8-K filed January 5, 2006.

(13)
Incorporated by reference to the Current Report on Form 8-K filed October 25, 2004.

(14)
Incorporated by reference to Form S-4 Registration Statement No. 333-122945 filed February 22, 2005.

(15)
Incorporated by reference to the Current Report on Form 8-K filed July 7, 2006.

(16)
Incorporated by reference to Form S-4/A Registration Statement No. 333-122945 filed January 17, 2006.

(17)
Incorporated by reference to the Current Report on Form 8-K filed October 29, 2004

(18)
Incorporated by reference to the Current Report on Form 8-K filed November 7, 2005

(19)
Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2003 filed March 15, 2004.

(20)
Incorporated by reference to the Current Report on Form 8-K filed April 25, 2006

(21)
Incorporated by reference to the Quarterly Report on Form 10-Q for the three months ended June 30, 2006 filed August 4, 2006.

(22)
Incorporated by reference to the Current Report on Form 8-K filed March 1, 2004.

(23)
Incorporated by reference to the Current Report on Form 8-K filed September 23, 2005.

(24)
Incorporated by reference to the Current Report on Form 8-K filed September 6, 2007.

(25)
Incorporated by reference to the Current Reports on Form 8-K filed November 1, 2007 and November 13, 2007.

(26)
Incorporated by reference to the Current Report on Form 8-K filed September 11, 2007.

Item 22. Undertakings

        The undersigned registrant hereby undertakes as follows:

        (a)   To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

          (1)   To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

          (2)   To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

          (3)   To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

        (b)   That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (c)   To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        (d)   That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser: if the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

        (e)   That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

          (1)   any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

          (2)   any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

          (3)   the portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

          (4)   any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

        The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        (f)    The undersigned Registrant hereby undertakes as follows: that prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this Registration Statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

        (g)   The Registrant undertakes that every prospectus (1) that is filed pursuant to the immediately preceding paragraph, or (2) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        The undersigned Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11 or 13 of Form S-4, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

        The undersigned Registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement on Form S-4/A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver, State of Colorado, on the 7th day of January, 2008.

MARKWEST ENERGY PARTNERS, L.P.

By:	MarkWest Energy GP, L.L.C., its General Partner

	By:	/s/ ANDREW L. SCHROEDER Andrew L. Schroeder Vice President and Treasurer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form S-4/A has been signed below by the following persons in the capacities indicated on the 7th day of January, 2008.

Signature	Title

* Frank M. Semple	President, Chief Executive Officer and Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P. (Principal Executive Officer)
* Nancy K. Buese	Chief Financial Officer and Chief Accounting Officer of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P. (Principal Financial and Accounting Officer)
* John M. Fox	Chairman of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
* Donald C. Heppermann	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
* Charles K. Dempster	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
* William K. Kellstrom	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.

* William P. Nicoletti	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
* Keith E. Bailey	Director of MarkWest Energy GP, L.L.C., General Partner of MarkWest Energy Partners, L.P.
*By:	/s/ ANDREW L. SCHROEDER Andrew L. Schroeder Attorney-in-fact

INDEX TO EXHIBITS

Exhibit Number	Description

2.1(1)	Purchase Agreement dated as of March 24, 2003, among PNG Corporation, Energy Spectrum Partners LP, MarkWest Texas GP, L.L.C., MW Texas Limited, L.L.C. and MarkWest Energy Partners, L.P.
2.2(1)
Plan of Merger entered into as of March 28, 2003, by and among MarkWest Blackhawk L.P., MarkWest Pinnacle L.P., MarkWest PNG Utility L.P., MarkWest Texas PNG Utility L.P., Pinnacle Natural Gas Company, Pinnacle Pipeline Company, PNG Transmission Company, PNG Utility Company and Bright Star Gathering, Inc.
2.3(2)
Asset Purchase and Sale Agreement dated as of November 18, 2003 by and between American Central Western Oklahoma Gas Company, L.L.C., MarkWest Western Oklahoma Gas Company, L.L.C. and American Central Gas Technologies, Inc.
2.4(3)
Purchase and Sale Agreement, dated as of November 7, 2003, by and between Shell Pipeline Company, LP and Equilon Enterprises L.L.C., dba Shell Oil Products US, and MarkWest Michigan Pipeline Company, L.L.C.
2.5(4)
Asset Purchase and Sale Agreement and addendum, thereto, dated as of July 1, 2004, by and between American Central Eastern Texas Gas Company Limited Partnership, ACGC Gathering Company, L.L.C. and MarkWest Energy East Texas Gas Company L.P.
2.6(5)	Purchase and Sale Agreement effective as of January 1, 2005 between MarkWest Energy Partners L.P. and Enterprise Products Operating L.P.
2.7(6)	Purchase and Sale Agreement (Javelina) dated as of September 16, 2005 by and between MarkWest Energy Partners and El Paso Corporation.
2.8(6)	Purchase and Sale Agreement (Javelina) dated as of September 16, 2005 by and between MarkWest Energy Partners, Kerr-McGee Corporation, KM Investment Corporation and Javelina Holdings Corporation.
2.9(6)	Purchase and Sale Agreement (Javelina) dated as of September 16, 2005 by and between MarkWest Energy Partners, Valero Energy Corp. and Valero Javelina, L.P.
2.10(24)	Agreement and Plan of Redemption and Merger dated as of September 5, 2007 by and among MarkWest Hydrocarbon, Inc., MarkWest Energy Partners, L.P. and MWEP, L.L.C.
3.1(7)	Certificate of Limited Partnership of MarkWest Energy Partners, L.P.
3.2(8)	Amended and Restated Agreement of Limited Partnership of MarkWest Energy Partners, L.P. dated as of May 24, 2002.
3.3(10)	Amendment No. 1 to Amended and Restated Limited Partnership Agreement of MarkWest Energy Partners, L.P. dated as of December 31, 2004.
3.4(11)	Amendment No. 2 to Amended and Restated Limited Partnership Agreement of MarkWest Energy Partners, L.P. dated as of June 10, 2005.
3.5(8)	Amended and Restated Limited Liability Company Agreement of MarkWest Operating Company, L.L.C. dated as of May 24, 2002.
4.1(15)
Indenture dated as of July 6, 2006 among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, as Issuers, the subsidiaries named therein, as Subsidiary Guarantors, and Wells Fargo Bank, National Association, as Trustee.

4.2(13)
Indenture dated as of October 25, 2004 by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, as Issuers, the Subsidiaries named therein, as Subsidiary Guarantors, and Wells Fargo Bank, National Association, as Trustee.
4.2(14)
First Supplemental Indenture dated as of February 2, 2005 among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as Trustee.
4.3(16)
Second Supplemental Indenture dated as of January 17, 2006 by and among MarkWest Energy Partners, L.P., MarkWest Energy Finance Corporation, as Issuers, the subsidiaries named therein, as Guarantors, and Wells Fargo Bank National Association, as Trustee.
5.1**	Opinion of Vinson & Elkins L.L.P. as to the legality of the securities being registered.
8.1**	Opinion of Vinson & Elkins L.L.P. as to certain tax matters.
8.2**	Opinion of Hogan & Hartson LLP as to certain tax matters.
10.1(8)
Credit Facility dated as of May 20, 2002, among MarkWest Energy Operating Company, L.L.C., as the Borrower, MarkWest Energy Partners, L.P., as a Guarantor, Bank of America, N.A., as Administrative Agent, and the Lenders party thereto, to the $60,000,000 Senior Credit Facility.
10.2(2)
Amended and Restated Credit Agreement dated as of December 1, 2003, among MarkWest Energy Operating Company, L.L.C., as Borrower, MarkWest Energy Partners, L.P., as Guarantor, Royal Bank of Canada, as Administrative Agent, Bank One, NA, as Syndication Agent, and Fortis Capital Corp., as Documentation Agent, to the $140,000,000 Senior Credit Facility.
10.3(4)
Second Amended and Restated Credit Agreement dated as of July 30, 2004 among MarkWest Energy Operating Company, L.L.C., as Borrower, MarkWest Energy Partners, L.P., as Guarantor, Royal Bank of Canada, as Administrative Agent, Fortis Capital Corp., as Syndication Agent, Bank One, NA, as Documentation Agent and Societe Generale, as Documentation Agent, to the $315,000,000 Senior Credit Facility.
10.4(4)
First Amendment to the Second Amended and Restated Credit Agreement dated as of August 20, 2004, among MarkWest Energy Operating Company, L.L.C., as Borrower, MarkWest Energy Partners, L.P., as Guarantor, Royal Bank of Canada, as Administrative Agent, Fortis Capital Corp., as Syndication Agent, Bank One, NA, as Documentation Agent, and Societe Generale, as Documentation Agent.
10.5(17)
Third Amended and Restated Credit Agreement dated as of October 25, 2004 among MarkWest Energy Operating Company, L.L.C., as Borrower, MarkWest Energy Partners, L.P., as Guarantor, Royal Bank of Canada, as Administrative Agent, Bank One, NA, as Syndication Agent, Fortis Capital Corp., as Documentation Agent, U.S. Bank National Association, as Documentation Agent, Societe Generale, as Documentation Agent, and Wachovia Bank, National Association, as Documentation Agent, the lenders party thereto, RBC Capital Markets and J.P. Morgan Securities Inc., as Lead Arrangers and Joint Bookrunners, to the $200,000,000 Senior Credit Facility.

10.6(18)
Fourth Amended and Restated Credit Agreement dated as of November 1, 2005 among MarkWest Operating Company, L.L.C., as the Borrower, MarkWest Energy Partners, L.P., as a Guarantor, Royal Bank of Canada, as Administrative Agent, J.P. Morgan Chase Bank, N.A., as Co-Syndication Agent, Societe Generale, as Co-Documentation Agent, Wachovia Bank, National Association, as Co-Documentation Agent, the lenders party thereto and RBC Capital Markets as Sole Lead Arranger and Bookrunner, to the $100,000,000 Revolver Facility and the $400,000,000 Term Loan.
10.7(12)
Fifth Amended and Restated Credit Agreement dated as of December 29, 2005, among MarkWest Energy Operating Company, L.L.C., as Borrower, MarkWest Energy Partners, L.P., as Guarantor, Royal Bank of Canada, as Administrative Agent, Bank One, NA, as Syndication Agent, Fortis Capital Corp., as Documentation Agent, U.S. Bank National Association, as Documentation Agent, Societe Generale, as Documentation Agent, Wachovia Bank, National Association, as Documentation Agent, the lenders party thereto and RBC Capital Markets and J.P. Morgan Securities Inc., as Lead Arrangers and Joint Bookrunners, to the $615,000,000 Senior Credit Facility.
10.8(8)	MarkWest Energy Partners, L.P. Long-Term Incentive Plan.
10.9(8)	First Amendment to MarkWest Energy Partners, L.P. Long-Term Incentive Plan.
10.10(8)	Omnibus Agreement dated of May 24, 2002, among MarkWest Hydrocarbon, Inc.; MarkWest Energy GP, L.L.C.; MarkWest Energy Partners, L.P.; and MarkWest Energy Operating Company, L.L.C.
10.11(8)†	Fractionation, Storage and Loading Agreement dated as of May 24, 2002, between MarkWest Energy Appalachia, L.L.C. and MarkWest Hydrocarbon, Inc.
10.12(8)†	Gas Processing Agreement dated as of May 24, 2002, between MarkWest Energy Appalachia, L.L.C. and MarkWest Hydrocarbon, Inc.
10.13(8)†	Pipeline Liquids Transportation Agreement dated as of May 24, 2002, between MarkWest Energy Appalachia, L.L.C. and MarkWest Hydrocarbon, Inc.
10.14(8)	Natural Gas Liquids Purchase Agreement dated as of May 24, 2002, between MarkWest Energy Appalachia, L.L.C. and MarkWest Hydrocarbon, Inc.
10.15(9)	Gas Processing Agreement (Maytown) dated as of May 28, 1999, between Equitable Production Company and MarkWest Hydrocarbon, Inc.
10.16(9)	Amendment to Gas Processing Agreement (Maytown) dated as of March 26, 2002, between Equitable Production Company and MarkWest Hydrocarbon, Inc.
10.17(19)	Services Agreement dated as of January 1, 2004 between MarkWest Energy GP, L.L.C. and MarkWest Hydrocarbon, Inc.
10.18(20)	Office Lease Agreement dated April 19, 2006 between MarkWest Energy Partners, L.P. and Park Central Property, L.L.C.
10.19(21)†	Gas Gathering Agreement dated as of May 1, 2006 between MarkWest Pinnacle, L.P. and Chesapeake Exploration Limited Partnership.
10.20(24)	Exchange Agreement dated as of September 5, 2007, by and among MarkWest Hydrocarbon, Inc., MarkWest Energy Partners, L.P. and MarkWest Energy, GP L.L.C.

10.21**	Form of Registration Rights Agreement dated as of September 5, 2007 by and among MarkWest Energy Partners, L.P., John M. Fox and MWHC Holding, Inc.
10.22(24)	Class B Membership Interest Contribution Agreement dated as of September 5, 2007 by and among MarkWest Energy Partners, L.P. and the sellers named therein.
10.23(25)	Amended and Restated Class B Membership Interest Contribution Agreement dated as of October 26, 2007.
10.24**	Form of Registration Rights Agreement dated as of September 5, 2007 by and among MarkWest Energy Partners, L.P. and the holders named therein.
10.25(26)	Executive Employment Agreement with Frank M. Semple dated September 5, 2007.
10.26(26)	Form of Executive Employment Agreement with the named executive officers dated September 5, 2007.
16.1(22)	Changes in registrant's certifying accountants. MarkWest Energy Partners, L.P. dismissed PricewaterhouseCoopers LLP as its independent accountants.
16.2(23)
Changes in registrant's certifying accountants. MarkWest Energy Partners, L.P. dismissed KPMG LLP as the Partnership's independent registered public accounting firm and engaged Deloitte & Touche LLP as its new independent registered public accounting firm.
23.1**	Consent of KPMG LLP.
23.2**	Consent of PricewaterhouseCoopers LLP.
23.3**	Consent of Deloitte & Touche LLP.
23.4**	Consent of KPMG LLP.
23.5**	Consent of Deloitte & Touche LLP.
23.6**	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto).
23.7**	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 8.1 hereto).
23.8**	Consent of Hogan & Hartson LLP (contained in Exhibit 8.2 hereto).
24.1**	Power of Attorney (contained in the signature pages hereto).
99.1**	Consent of Lehman Brothers Inc.
99.2**	Consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated.
99.3*	Form of Proxy for Holders of MarkWest Hydrocarbon, Inc. Common Stock.
99.4*	Form of Proxy for Holders of MarkWest Energy Partners, L.P. Common Units.
99.5*	Form of Election Form.
99.6*	Form of Notice of Guaranteed Delivery.

*
Filed herewith

**
Previously filed

†
Application has been made to the Securities and Exchange Commission for confidential treatment of certain provisions of these exhibits. Omitted material for which confidential treatment has been requested and has been filed separately with the Securities and Exchange Commission

(1)
Incorporated by reference to the Current Report on Form 8-K filed April 14, 2003

(2)
Incorporated by reference to the Current Report on Form 8-K filed December 16, 2003.

(3)
Incorporated by reference to the Current Report on Form 8-K filed December 31, 2003.

(4)
Incorporated by reference to the Current Report on form 8-K/A filed September 13, 2004.

(5)
Incorporated by reference to the Current Report on Form 8-K filed April 6, 2005.

(6)
Incorporated by reference to the Current Report on Form 8-K filed September 21, 2005.

(7)
Incorporated by reference to the Form S-1 Registration Statement filed January 31, 2002.

(8)
Incorporated by reference to the Current Report on Form 8-K filed June 7, 2002.

(9)
Incorporated by reference to Form S-1/A Registration Statement No. 333-81780 filed May 17, 2002.

(10)
Incorporated by reference to the Registrant's Current Report on Form 8-K filed January 6, 2005.

(11)
Incorporated by reference to the Current Report on Form 8-K filed June 15, 2005.

(12)
Incorporated by reference to the Current Report on Form 8-K filed January 5, 2006.

(13)
Incorporated by reference to the Current Report on Form 8-K filed October 25, 2004.

(14)
Incorporated by reference to Form S-4 Registration Statement No. 333-122945 filed February 22, 2005.

(15)
Incorporated by reference to the Current Report on Form 8-K filed July 7, 2006.

(16)
Incorporated by reference to Form S-4/A Registration Statement No. 333-122945 filed January 17, 2006.

(17)
Incorporated by reference to the Current Report on Form 8-K filed October 29, 2004

(18)
Incorporated by reference to the Current Report on Form 8-K filed November 7, 2005

(19)
Incorporated by reference to the Annual Report on Form 10-K for the year ended December 31, 2003 filed March 15, 2004.

(20)
Incorporated by reference to the Current Report on Form 8-K filed April 25, 2006

(21)
Incorporated by reference to the Quarterly Report on Form 10-Q for the three months ended June 30, 2006 filed August 4, 2006.

(22)
Incorporated by reference to the Current Report on Form 8-K filed March 1, 2004.

(23)
Incorporated by reference to the Current Report on Form 8-K filed September 23, 2005.

(24)
Incorporated by reference to the Current Report on Form 8-K filed September 6, 2007.

(25)
Incorporated by reference to the Current Reports on Form 8-K filed November 1, 2007 and November 13, 2007.

(26)
Incorporated by reference to the Current Report on Form 8-K filed September 11, 2007.